Equity and Comprehensive Income	3 Months Ended
Dec. 27, 2013
Equity [Abstract]
Equity and Comprehensive Income
Equity and Comprehensive Income
Dividends
Under Swiss law, the authority to declare dividends is vested in the general meeting of shareholders, and on March 6, 2013, the Company's shareholders approved a cash dividend of $0.64 per share, payable to shareholders in four quarterly installments of $0.16 in May 2013, August 2013, November 2013 and February 2014. As a result, during the quarter ended March 29, 2013, the Company recorded an accrued dividend of $296 million within Accrued and other current liabilities and a corresponding reduction to Contributed surplus on the Company's Consolidated Balance Sheet. The third installment of $0.16 was paid on November 14, 2013 to shareholders of record on October 25, 2013. The fourth installment of $0.16 is to be paid on February 19, 2014 to shareholders of record on January 24, 2014.
On November 11, 2013, the Company's Board of Directors approved a cash dividend of $0.72 per common share, an $0.08 per common share increase, subject to shareholder approval at the annual general meeting in March 2014.
Share Repurchase Program
The Company's Board of Directors approved a $600 million share repurchase program ("2013 Share Repurchase Program") in January 2013. During the three months ended December 27, 2013, the Company repurchased approximately 7 million shares for approximately $250 million. As of December 27, 2013, approximately $250 million of share repurchase authority remained outstanding under the 2013 Share Repurchase Program.
Other Comprehensive (Loss) Income
Other Comprehensive (Loss) Income is comprised of the following:

($ in millions)	For the Quarters Ended
	December 27, 2013	December 28, 2012
Foreign currency translation	(37)	28
Liquidation of foreign entities (1)	—	(10)
Income tax expense (2)	—	(7)
Foreign currency translation, net of tax	(37)	11
Amortization of net actuarial losses (3)	5	6
Income tax expense	(2)	(2)
Defined benefit and post retirement plans, net of tax	3	4
Unrealized loss on marketable securities and derivative instruments (4)	—	(1)
Income tax benefit	—	2
Unrealized gain on marketable securities and derivative instruments, net of tax	—	1
Other comprehensive (loss) income, net of tax	(34)	16
Less: Other comprehensive income attributable to noncontrolling interests	—	—
Other comprehensive (loss) income attributable to Tyco common shareholders	$(34)	$16
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(1) During the quarter ended December 28, 2012, $10 million of cumulative translation gains were transferred from currency translation and included in income from discontinued operation in the Consolidated Statements of Operations as a result of the sale of foreign entities.
(2) Income tax expense on the net investment hedge was $7 million for the quarter ended December 28, 2012.
(3) Reclassified to Net Periodic Benefit Cost. See Note 12 Retirement Plans for additional information.
(4) Reclassified realized gain (loss) on marketable securities and derivative instruments to Other expense, net.
A summary of the changes in each component of accumulated other comprehensive loss, net of tax, for the quarter ended December 27, 2013 are as follows ($ in millions):

	Currency Translation Adjustments	Retirement Plans	Accumulated Other Comprehensive Loss
Balance as of September 27, 2013	$(521)	$(466)	$(987)
Other comprehensive loss before reclassifications, net of tax	(37)	—	(37)
Amounts reclassified from accumulated other comprehensive income, net of tax	—	3	3
Other comprehensive (loss) income, net of tax	(37)	3	(34)
Balance as of December 27, 2013	$(558)	$(463)	$(1,021)